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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2008

                              Pharmion Corporation
             (Exact name of Registrant as specified in its charter)

          Delaware                       000-50447              84-1521333
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

         2525 28th Street, Boulder, Colorado                     80301
      (Address of principal executive offices)                 (Zip Code)

                                  720-564-9100
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 28, 2008, Pharmion Corporation announced that the Bundeskartellamt, Germany's Federal Cartel Office in charge of reviewing the antitrust aspects of mergers and acquisitions, has cleared Celgene Corporation's pending acquisition of Pharmion. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Additional Information about the Transaction and Where to Find It

On November 18, 2007, Pharmion and Celgene announced the signing of a merger agreement (the "Merger Agreement") that provides for the acquisition of Pharmion by Celgene (the "Merger") (See the Report on Form 8-K filed by Pharmion on November 19, 2007 and incorporated by reference herein).

This report shall not constitute an offer of any securities for sale. The acquisition will be submitted to Pharmion's stockholders for their consideration. In connection with the acquisition, Celgene and Pharmion intend to file relevant materials with the SEC, including the registration statement, the proxy statement/prospectus and other relevant documents concerning the merger. Investors and stockholders of Celgene and Pharmion are urged to read the registration statement, proxy statement/prospectus and other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to the documents because they will contain important information about Celgene, Pharmion and the merger. Stockholders of Celgene and Pharmion can obtain more information about the proposed transaction by reviewing the Form 8-K to be filed by Celgene and Pharmion in connection with the announcement of the entry into the merger agreement, and any other relevant documents filed with the SEC when they become available. The proxy statement/prospectus, the registration statement and any other relevant materials (when they become available), and any other documents filed by Celgene and Pharmion with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a written request to: Celgene Corporation, 86 Morris Ave., Summit, New Jersey 07901, Attention: Investor Relations, or Pharmion Corporation, 2525 28th Street, Suite 200, Boulder, Colorado 80301, Attention: Investor Relations. Investors and stockholders are urged to read the proxy statement/prospectus, the registration statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Participants in Solicitations

Pharmion and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from stockholders of Pharmion in connection with the merger. Information regarding Pharmion's directors and executive officers is available in Pharmion's proxy statement on Schedule 14 A for its 2007 annual meeting of stockholders, which was filed with the SEC on April 30, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.


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Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit 99.1 Press Release issued by Celgene Corporation and Pharmion Corporation, dated January 28, 2008


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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 28, 2008            PHARMION CORPORATION



                                   By: /s/ Erle T. Mast
                                       -----------------------------------------
                                   Name:   Erle T. Mast
                                   Title:  Executive Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
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Exhibit 99.1   Press Release issued by Celgene Corporation and Pharmion
               Corporation, dated January 28, 2008